Exhibit 4

COMMON STOCK		COMMON STOCK
PAR VALUE $.01	TOP TANKERS INC.	THIS CERTIFICATE IS TRANSFERABLE IN NEW YORK, NY OR CHICAGO, IL
Certificate Number ZQ 000264	TOP TANKERS INC. INCORPORATED UNDER THE LAWS OF THE REPUBLIC OF THE MARSHALL ISLANDS	Shares **600620****** ***600620***** ****600620**** *****600620*** ******600620**
THIS CERTIFIES THAT	MR. SAMPLE & MRS. SAMPLE & MR. SAMPLE & MRS. SAMPLE	CUSIP Y8897Y 10 7
is the owner of	*** SIX HUNDRED THOUSAND SIX HUNDRED AND TWENTY ***

        FULLY-PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF, $0.01 PAR VALUE, OF TOP Tankers, Inc. (hereinafter called the "Company"), transferable on the books of the Company in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby, are issued and shall be held subject to all of the provisions of the Articles of Incorporation, as amended, and the By-Laws, as amended, of the Company (copies of which are on file with the Company and with the Transfer Agent), to all of which each holder, by acceptance hereof, assents. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

        Witness the facsimile seal of the Company and the facsimile signatures of its duly authorized officers.

/s/ EVANGELOS J. PISTIOLIS President	[SEAL OF TOP TANKERS INC]	DATED <<Month Day, Year>> COUNTERSIGNED AND REGISTERED: COMPUTERSHARE INVESTOR SERVICES, LLC. (CHICAGO) TRANSFER AGENT AND REGISTRAR,
/s/ GEORGE ECONOMOU Secretary		By	AUTHORIZED SIGNATURE

SECURITY INSTRUCTIONS ON REVERSE

TOP TANKERS, INC.

THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH SHAREHOLDER WHO SO REQUESTS, A SUMMARY OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OF THE COMPANY AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND RIGHTS, AND THE VARIATIONS IN RIGHTS, PREFERENCES AND LIMITATIONS DETERMINED FOR EACH SERIES, WHICH ARE FIXED BY THE ARTICLES OF INCORPORATION OF THE COMPANY, AS AMENDED, AND THE RESOLUTIONS OF THE BOARD OF DIRECTORS OF THE COMPANY, AND THE AUTHORITY OF THE BOARD OF DIRECTORS TO DETERMINE VARIATIONS FOR FUTURE SERIES. SUCH REQUEST MAY BE MADE TO THE OFFICE OF THE SECRETARY OF THE COMPANY OR TO THE TRANSFER AGENT. THE BOARD OF DIRECTORS MAY REQUIRE THE OWNER OF A LOST OR DESTROYED STOCK CERTIFICATE, OR HIS LEGAL REPRESENTATIVES, TO GIVE THE COMPANY A BOND TO INDEMNIFY IT AND ITS TRANSFER AGENTS AND REGISTRARS AGAINST ANY CLAIM THAT MAY BE MADE AGAINST THEM ON ACCOUNT OF THE ALLEGED LOSS OR DESTRUCTION OF ANY SUCH CERTIFICATE.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	-	as tenants in common	UNIF GIFT MIN ACT-	(Cust)	Custodian	(Minor)
TEN ENT	-	as tenants by the entireties		under Uniform Gifts to Minors Act			(State)
JT TEN	-	as joint tenants with right of survivorship and not as tenants in common	UNIF TRF MIN ACT	(Cust)	Custodian	(until age )	(Minor)
				under Uniform Transfers to Minors Act			(State)
Additional abbreviations may also be used though not in the above list.

For value received,	hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE)

Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
Attorney
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated:	20	Signature:

Signature(s) Guaranteed:		Signature:

BY:			Notice:	THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15.				WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.

SECURITY INSTRUCTIONS THIS IS WATERMARKED PAPER, DO NOT ACCEPT WITHOUT NOTING WATERMARK HOLD TO LIGHT TO VERIFY WATERMARK.